Exhibit 99.1

BullFrog AI’s CSO, Tom Chittenden, to Present at the Quantum Computing Symposium at Bio-IT World Conference & Expo

Gaithersburg, MD – April 9, 2024 – BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology-enabled drug development company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced that its Chief Scientific Officer (CSO), Tom Chittenden, will be presenting at the Quantum Computing Symposium during the Bio-IT World Conference & Expo in Boston on April 15, 2024. The presentation, titled “Quantum Assisted AI/ML for Precision Medicine,” is scheduled for 1 pm ET.

Chittenden’s presentation will explain how quantum methods have been used to decipher complex disease patterns, including analysis of multi-omics cancer data and classification of severe COVID-19 patients. These innovative methods demonstrate the potential to surpass traditional computational models, offering new pathways for understanding complex disease patterns with limited training data sets. This approach not only enhances the precision of medicine but also paves the way for tackling the increasing volume of genomic data in healthcare.

“We are at the forefront of a technological revolution in healthcare, where quantum computing’s potential to transform the field of precision medicine is immense,” said Chittenden. “The research I will highlight during my presentation is a testament to the synergies between quantum computing and machine learning, offering novel solutions to longstanding challenges in biomedical sciences.”

The Quantum Computing Symposium is a premier event for professionals in the pharmaceutical industry, highlighting the revolutionary role of quantum technologies across various sectors, including drug discovery and supply chain management. With over 70% of life science organizations considering the integration of quantum computing into their research and development processes, this event serves as a crucial platform for discussing the future of pharmaceuticals.

About BullFrog AI

BullFrog AI is a technology-enabled drug development company using Artificial Intelligence and machine learning to enable the successful development of pharmaceuticals and biologics. Through its collaborations with leading research institutions, BullFrog AI is at the forefront of AI-driven drug development using its proprietary bfLEAP™ artificial intelligence platform to create and analyze networks of biological, clinical, and real-world data spanning from early discovery to late-stage clinical trials. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics.

For more information visit BullFrog AI at:

Website: https://bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Investors

Dave Gentry

RedChip Companies, Inc.

BFRG@redchip.com

800-733-2447

SOURCE: BullFrog AI Holdings, Inc.